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                                                                  EXHIBIT 10.14

                              THIS LEASE INDENTURE

                    made the 4th day of September, 1999.

BETWEEN:

                   MARIO'S PINOCCHIO RISTORANTE LTD.
                   ---------------------------------
                   Inc. No.197154, of
                   3140 King George Highway
                   Surrey, B.C., V4P 1A2

                   (hereinafter called the "LESSOR")

                                                               OF THE FIRST PART

                   SOFTNET INDUSTRIES INC.
                   -----------------------
                   a Company duly incorporated in the State of Delaware in the United States of America of, 101-B 3237 King George Highway Surrey, B.C. V4P I B7

                   (hereinafter called the "LESSEE")

                                                              OF THE SECOND PART

                              ARTICLE I DEFINITIONS

1.01 The definition "Insurable Hazards" means fire and other perils from which insurance is available and which, in the opinion of the Lessor, should be protected by insurance.

1.02 "Lease Year" means a twelve (12) month period commencing with the 1st day of August in one calendar year and ending on the 31st day of July in the next year, or as agreed upon between the Lessor and the Lessee.


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                                   ARTICLE II

2.01              Leased Premises

                  Witnesseth that in consideration of the rents, covenants and agreements hereinafter reserved and contained on the part of the Lessee to be observed and performed, the Lessor demises and leases to the Lessee, and leases from the Lessor those certain premises being approximately 1,200 net square feet in suite 101-B In the basement of the building civically known as 3237 King George Highway, in the City of Surrey, in the Province of British Columbia, more particularly known and described as that portion of the second floor of the premises situate at:

                 P.I.D.  015-864-341
                 Parcel A District Lot 155 Group 2
                 New Westminster District Reference Plan 84734

                  as outlined in red on the plan attached as Schedule "A" hereto, comprising 1,600 net square feet more or less.

                  (hereinafter referred to as the "Leased Premises")

2.02              NO EXPRESS OR IMPLIED WARRANTY AS TO FITNESS

                  It is understood and agreed between the parties that there is no expressed or implied warranty by the Lessor that the premises are fit for the purposes for which the Lessee proposes to use them. The Lessee states that he has thoroughly inspected the premises and obtained such professional advice as he deems necessary for the purposes of such inspection and declares that they are fit for the purposes for which it is proposed that they be used.

2.03              COMMENCEMENT AND ENDING OF TERM

                  To have and to hold the Leased Premises for and during a term of four (4) years. The term of this Lease and the Lessee's obligation to pay rent hereunder shall commence on theist day of August 1999 and end on the 31st day of July, 2003.

2.04              IMPROVEMENT TO LEASED PREMISES

                  (a) If the Lessor spends more than SEVENTEEN THOUSAND FIVE HUNDRED ($ 17,500.00) on the Leasehold improvements agreed to verbally, the Lessee shall contribute up to a maximum of TWENTY FIVE HUNDRED ($2,500.00) DOLLARS towards the cost over-run, upon submission, by the Lessor to the Lessee, of proof of expenditure.

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                  (b) The Lessee agrees that the Lessee shall be responsible for the cost and installation of any and all counter tops, work stations, phone lines, computer lines and alarm

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system.

2.05              RIGHT OF FIRST REFUSAL

                  (a) During the term of this Lease, the Right of First Refusal to lease the area attached, on the same terms and conditions of the Lessor grants to the Lessee, cross hatched on Schedule "A" this Lease.

                  (b) The Right of First Refusal must be exercised within Ten
(10) working days of notice being given by either Party to the other. If the Lessee does not respond to the Lessor's notice, the Lessor shall be free to lease the Premises described in this section to another party.

                               ARTICLE III - RENT

3.01              MINIMUM RENT

                  The Lessee agrees to pay to the Lessor in lawful money of Canada by delivering postdated cheques as hereinafter set out without any prior demand therefor and on a net basis without any deduction, defalcation or setoff whatsoever, as fixed annual minimum rents:

(i) During the term hereof, the sum of SIXTY TWO THOUSAND FOUR HUNDRED DOLLARS ($62,400.00), plus G.S.T. as applicable, payable in monthly installments as hereinafter set out, in advance:

(ii) COMMENCING on the 1st day of AUGUST, 1999 and on the 1st day of each and every month thereafter to and including the 1st day of JULY, 2003 the monthly payment shall be ONE THOUSAND THREE HUNDRED ($1,300.00) DOLLARS, plus G.S.T.

                  At the beginning of each lease year the Lessee shall deliver to the Lessor twelve (12) post-dated cheques for the amount of the equal monthly installments for the lease year.

3.02              DEPOSITS

(i) A deposit representing the first and last month's rent shall be paid by the Lessee upon the signing of this lease. The deposit therefore is TWO THOUSAND SIX HUNDRED DOLLARS ($2,600.00).


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                               ARTICLE IV - INTENT

4.01 The Lessee acknowledges and agrees that it is intended that this Lease shall be a Gross Lease and the Lessee shall be responsible for the costs of Hydro and gas related to this unit.

                                ARTICLE V - TAXES

5.01 As long as the Lessee is not in default the monthly rent shall include real property, municipal, and school property taxes and rates, whether general or special, of any nature whatsoever.

5.02              TAXES PAYABLE BY LESSEE

                  The Lessee shall pay as additional rent and discharge within twenty (20) days after billing, all taxes and assessments charged or assessed in respect of any improvements (other than the original approved improvements), equipment and machinery of the Lessee placed on the Leased Premises, and every tax and license fee in respect of the Lessee's business.

5.03              EVIDENCE OF PAYMENT

                  The Lessee further covenants and agrees that upon request of the Lessor the Lessee will promptly deliver to the Lessor for inspection, receipt for payment of all taxes, rates, duties, assessments and other charges in respect of all improvements, equipment and facilities of the Lessee on or in the Leased Premises which were due and payable up to one (1) month prior to such request, and in any event will furnish to the Lessor if requested by the Lessor before the twenty-first (21) day of January in each year of payment of the preceding years taxes, rates, duties, assessments and other charges.

                                   ARTICLE VI

6.01              USE OF PREMISES

(a) The Lessee shall continuously use the Leased Premises solely for the purpose of offices. The Lessee will not use or permit or suffer the Leased Premises or any part thereof to be used for any other business or purpose during the term hereby granted. If the Lessee or any sub-lessee or licensee or concessionaire shall not continuously operate offices as hereinbefore described in the Leased Premises the Lessor shall have the right to terminate this Lease by giving thirty (30) days written notice of termination of the Lease to the Lessee.

(b) The Lessee will not perform any acts or carry on any practices which may injure the building or buildings and improvements or be a nuisance or menace to the public or to occupiers of adjoining properties.

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                     ARTICLE VII - UTILITIES/LEASED PREMISES

7.01              UTILITY CHARGES

                  As long as the Lessee is not in default the monthly rent shall include all charges for water. In no event shall the Lessor be liable for, nor have any obligation with respect to, and interruption or failure in the supply of any such utilities or services to the Leased Premises, whether supplied by Lessor or others.

                  ARTICLE VIII - MAINTENANCE OF LEASED PREMISES

8.01              MAINTENANCE BY LESSEE

(a) The Lessee shall at all times during the term at its own cost and expense repair, maintain, keep and make replacements to the whole of the Leased Premises, including but without restricting the generality of the foregoing, any improvement now or hereafter made to the Leased Premises in good order and repair, as a careful owner would do, and the Lessee covenants to perform such maintenance, to effect such repairs and replacements and to decorate at its own cost and expense as and when necessary or reasonably required so to do by the Lessor.

8.02              THE LESSOR'S APPROVAL

(a) In connection with any repairs, replacements, maintenance, alteration, decoration or improvements set out above, or elsewhere referred to in this Lease, the Lessee shall before commencing same, obtain Lessor's written approval and shall, if required by the Lessor to do so, submit plans and specifications therefor. Any repairs, replacements, maintenance, alterations, decorations or improvements so done by the Lessee shall be carried out in a good and workmanlike manner.

(b) If the Lessee refuses or neglects to repair properly as required hereunder and to the reasonable satisfaction of the Lessor the Lessor may make such repairs without liability to the Lessee (excepting the Lessor's gross negligence only) for any loss or damage that may accrue to the Lessee's merchandise, fixtures, or other property or to the Lessee's business by reason thereof, and upon completion thereof, the Lessee shall forthwith pay the Lessor's actual costs and shall further pay to the Lessor, as a management fee, fifteen percent (15%) of the said costs.


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                      ARTICLE IX - INSURANCE AND INDEMNITY

9.01               INSURANCE

(a) The Lessee will during the entire term hereof take out and keep in full force and effect:

         (i) Lessee legal liability insurance. If such coverage is not taken out the Lessee will save harmless the Lessor from any and all liability resulting from any suit or loss suffered by the Lessor.

         (ii) Property damage and public liability insurance with respect to the Leased Premises including the plate glass windows, and business conducted by the Lessee and any other persons in the Leased Premises in which the limit of public liability shall not be less than $100,000.00 per person and $2,000,000.00 per occurrence and in which property damage liability shall not be less than $2,000,000.00.

(b) All policies shall be at the Lessee's sole cost and expense and shall name the Lessor and any persons, firms or corporations designated by the Lessor as additional named insured as their interest may appear and shall contain a clause that the insurer will not cancel or change or refuse to renew the insurance without first giving the Lessor not less than fifteen (15) days prior written notice. The insurance shall be with insurers acceptable to the Lessor and with policies in form reasonably satisfactory from time to time to the Lessor and a copy of all polices or certificates of insurance shall be delivered to the Lessor forthwith.

(c) The Lessee agrees that, if the Lessee fails to take out or keep in force any such insurance, the Lessor will have the right but not obligation to do so and to pay the premium therefor and in such event the Lessee shall repay to the Lessor the amount so paid as premium which repayment shall be deemed to be additional minimum rent and shall be due on the first day of the next month following said payment by the Lessor.

9.02              INCREASE IN INSURANCE PREMIUMS

                  The Lessee agrees that it will not keep, use, sell or offer for sale in or upon the Leased Premises an article which may be prohibited by the standard form of fire insurance policy in force from time to time insuring the Leased Premises. In the event the Lessee's occupancy of, conduct of business in, or sale of merchandise from, or on the Leased Premises, or in the event any activity carried on or permitted to be carried on by the Lessee whether or not the Lessor has consented to same, causes any increase in premiums for insurance carried from pursuant to Section 6.01(a), the Lessee shall pay any such increase in premium as additional rent within ten (10) days after bills for such additional premiums shall be rendered by the Lessor. In determining whether increased premiums are a result of the Lessee's use or occupancy of the Leased Premises, or the sale of any article therein or therefrom, a schedule

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issued by the organization making the insurance rate on the Leased Premises showing the various components of such rates shall be conclusive evidence of the several items and charges which make up such rates.

9.03                CANCELLATION OF FIRE INSURANCE

                    If any insurance policy upon the Leased Premises, or any part thereof, shall be cancelled or shall be threatened by the insurer to be cancelled, or the coverage thereunder reduced in any way by the insurer by reason of the use and occupation of the Leased Premises or any part thereof by the Lessee or by any assignee or sub-lessee of the Lessee or by anyone permitted by the Lessee to be upon the Leased Premises, and if the Lessee fails to remedy the condition giving rise to cancellation, or reduction of coverage within forty-eight (48) hours after notice thereof by the Lessor, the Lessor may remedy the condition giving rise to such cancellation or reduction, threatened cancellation or reduction, and the Lessee shall forthwith pay the cost thereof to the Lessor which cost may be collected by the Lessor as additional rent.

9.04                INDEMNIFICATION OF THE LESSOR

                    The Lessee will indemnify the Lessor and save it harmless from and against any and all claims, actions, damages, liability and expense in connection with loss of life, personal injury and/or damage to property arising from or out of any occurrence in, upon or at the Leased Premises or any part thereof, which is occasioned wholly or in part by any act or omission of the Lessee, its agents, contractors, employees, servants, licensees or -concessionaires or by anyone permitted to be on the premises by the Lessee.

                       ARTICLE X - ASSIGNMENT AND SUBLETTING

10.01             CONSENT REQUIRED

                    The Lessee will not assign this Lease in whole or in part, nor sublet all or any part of the Leased Premises nor grant a license to all or any part of the Leased Premises not grant a concession wherein a person not a party to this agreement is entitled to occupy the Leased Premises nor shall suffer or permit the occupation in any way of all or part thereof by others not a party to this agreement, without the prior written consent of the Lessor in each instance. The consent by the Lessor to any assignment or subletting shall not constitute a waiver of the necessity for such consent to any subsequent assignment or subletting. Notwithstanding any assignment or sublease, the Lessee or its guarantors if any, shall remain fully liable for the performance of all the terms1 conditions and covenants of this Lease and shall not be released from performing any of the terms, covenants and conditions of this Lease. It is understood and agreed that any written consents shall contain:

(a)      An increase of the minimum rent.

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(b)       A designation of the specified use of the premises in like manner as paragraph 8.01.

(c) A covenant that the prosed Assignee, or by the said Assignee, or by the Lessor, shall be entitled to commence action against the proposed Assignee, or Sub-Lessee, or its Guarantors, directly for the performance or non-performance of any terms, covenants and conditions of this Lease.

10.02 Where the Lessee is a corporation, any agreement with respect to the shares of the Lessee corporation wherein there is a change of control of the Lessee corporation shall be deemed to be an assignment of the Lease and shall require the consent set out in the paragraphs next preceding.

10.03 Any direct or indirect increase in rent by reasons of an assignment license sub-lease or change in control of the Lessee Corporation, including any lump sum payment received by the Lessee by anyone on behalf of the Lessee, shall accrue to the Lessor and shall be paid in the case of a lump sum payment forthwith to the Lessor or if by periodic payment in like manner as set out in paragraph 3.01.

10.04 For the purposes only for providing greater particularity it is specifically agreed that any breach of Article 12 shall entitle the Lessor to the remedies set out in Article 16 and without restricting the generality of the foregoing, shall entitle the Lessor to the remedy of re-entry and, or termination of this Lease. All costs incurred by the Lessor in investigating the proposed assignee or sub-lessee, processing an application for assignment or sub-letting and in issuing or withholding consent to assignment or sub-letting, including Lessor's reasonable processing fee shall be borne by the Lessee and be payable upon presentation of the Lessor's invoice therefor.

                    ARTICLE XI - WASTE. GOVERNMENT REGULATION

11.01               WASTE OR NUISANCE

                    The Lessee shall not commit or suffer to be committed any waste upon the Leased Premises.

11.02               GOVERNMENTAL REGULATIONS

                    The Lessee shall, at the Lessee's sole cost and expense, comply with all of the requirements of all municipal, provincial, federal and other applicable governmental authorities, now in force, or which may hereafter be in force, pertaining to the said premises, and shall faithfully observe in the use of the premises all municipal by-laws and provincial and federal statutes and regulations now in force or which hereafter be in force.

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  11.03             OBSERVANCE OF LAW

                    The Lessee covenants to comply with all provisions of law including, without limiting the generality of the foregoing, federal and provincial legislative enactments, building by-laws and other governmental or municipal regulations which relate to the partitioning, equipment, operation and use of Leased Premises, or to the making of any repairs, replacements, alterations, additions, changes, substitutions or improvements of or to the Leased Premises, and to comply with all police, fire and sanitary regulations imposed by any governmental, provincial or municipal authorities or made by fire insurance under writers and to observe and obey governmental and municipal regulations and other requirements governing the conduct of any business conducted in the Leased Premises.

                        ARTICLE XII - LESSOR'S COVENANTS

12.01               THE LESSOR'S COVENANTS

                    Upon payment by the Lessee of the rents including and without restricting the generality of the foregoing the minimum rent, the additional rent, and any other charges hereunder set out in this Lease and upon observance and performance of all covenants, terms and conditions on the Lessee's part to be observed and performed, the Lessor hereby covenants with the
Lessee:

(a) For quiet enjoyment for the term hereby demised without hindrance or interruption by the Lessor, or any other person or persons lawfully claiming by, through or under the Lessor.

(b) Subject to Article V, to cause to be paid from the sums paid by the Lessee all the realty taxes, all business taxes, if any, from time to time payable by the Lessor, levied or assessed against the Leased Premises.

12.02               LOSS AND DAMAGE

                    The Lessor shall not be liable for any death or injury, or damage to property of the Lessee or others located on the Leased Premises, nor for the loss of or damage to any property of the Lessee or of others by theft or otherwise except for the negligence of the Lessor and its agents, contractors, and employees and for damage or injury resulting from the failure of the Lessor to repair according to its obligations under the lease herein. Except for the gross negligence only of the Lessor, all property of the Lessee kept or stored on the Leased Premises shall be so kept or stored at the risk of the Lessee only and the Lessee shall hold the Lessor harmless from any claims arising out of any of the matters mentioned in this and
Section 13.02.

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                   ARTICLE XIII - SIGNS. FIXTURES AND ALTERATIONS

13.01               INSTALLATION BY LESSEE

                    All fixtures installed by the Lessee shall be new or like new. Except for window advertising, the Lessee shall not make or cause to be made any alterations, additions or improvements or install or cause to be installed any trade fixtures, exterior signs, floor coverings, interior or exterior lighting, or mechanical or electrical systems and fixtures, or plumbing fixtures, shades or awnings, or make any changes to the store front or hang from or affix anything to the ceiling without first obtaining the Lessor's written approval and consent. The Lessee shall present to the Lessor plans and specifications for such work at the time approval is sought and work shall be carried out in a good and workmanlike manner. All costs of any improvements or installations required by any governmental body, either during the term of this Lease or as a condition precedent of occupancy of the premises, shall be borne by the Lessee. A door sign approved by the Lessor is allowed.

                    The Lessor shall provide the Lessee the right to advertise on a free standing sign approved by the local municipality.

13.02               REMOVAL AND RESTORATION BY THE LESSEE

                    All alterations, decorations, additions and improvements made by the Lessee, or made by the Lessor on the Lessee's behalf by agreement or under this Lease shall remain the property of the Lessee for the term of the Lease, or any extension or renewal thereof. The Lessee shall unless the Lessor waives this in writing, remove such alterations, decorations, additions and improvements together with its trade fixtures at the expiration of this Lease and shall restore any walls, floor coverings, heating equipment or electrical fixtures removed by the Lessee to its original condition, or any renewal term thereof, provided that any such removal by the Lessee shall be done at the sole expense of the Lessee and the Lessee shall repair any damage to the structure of the Leased Premises or to the heating, ventilation, air-conditioning, plumbing, electrical or other mechanical systems in the Leased Premises caused thereby and shall leave the premises in good repair and clean condition. Should the Lessee not leave the premises in good and clean condition, the Lessor may repair and clean the premises and the Lessee shall forthwith pay the costs of the same upon demand by the Lessor.

13.03               NOT TO OVERLOAD FLOORS

                    The Lessee covenants and agrees that it will not bring upon the Leased Premises or any part thereof, any machinery, equipment, article or thing that by reason of its weight, size or use might in the opinion of the Lessor damage the Leased Premises and will not at any time overload the floors of the Leased Premises, and that if any damage is caused to the Leased Premises by any machinery, equipment, article or thing or by overloading or by any act, neglect, or misuse on the part of the Lessee or its servants, agents or

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                                      11

employees or any person having business with the Lessee, the Lessee will forthwith repair the same or pay to the Lessor the cost of making good the same.

13.04               THE LESSEE SHALL DISCHARGE ALL LIENS

                    The Lessee shall promptly pay all its contractors and material men and shall do any and all things necessary so as to minimize the possibility of a lien attaching to the Leased Premises and should any such lien be made or filed, the Lessee shall discharge the same within ten (10) days thereafter at the Lessee's expense and shall indemnify and save harmless the Lessors therefrom.

                       ARTICLE XIV - DAMAGE AND DESTRUCTION

14.01               TOTAL OR PARTIAL DESTRUCTION

(a) In the event the Leased Premises are wholly or partially damaged or destroyed by an insurable hazard, and subject to the consent of the Lessor's mortgagee, if any, the Lessor shall with reasonable diligence repair or replace the Leased Premises at a cost not less than approximately the amount of insurance payable and paid by reason of such damage or destruction, and shall provide for the Lessee, as soon as reasonably practicable and subject to Section 14.01 (b) premises of a type, quality and character equal to or better than the premises were prior to the damage and destruction and suitable for the purposes of the Lessee.

(b) The Lessor shall not be obligated to expend for such repair or replacement an amount in excess of the insurance proceeds recovered or recoverable as a result of such damage. The Lessee shall cause all proceeds of insurance to be paid to the Lessor on account of the cost of repair or replacement In no event shall the Lessor be required to repair or replace the Lessee's stock in trade, fixtures, furnishings, floor coverings and equipment.

(c) If the casualty, repairing or rebuilding shall render the Leased Premises untenantable, in whole or in part, a proportionate abatement of the rent shall be allowed from the date when the damage occurred until the date the Lessor completes such work, said proportion to be computed on the basis of the relation which the gross square foot area of the space rendered untenantable bears to the floor area of the Leased Premises.

(d) If any damage or destruction cannot, with reasonable diligence, be repaired and restored within one hundred and eighty (180) days of the date of happening of such damage or destruction, the Lessor or the Lessee may, at their respective options, terminate this Lease and the tenancy hereby created by giving to the Lessee or the Lessor, as the case may be, within sixty (60) days following the date of such occurrence, written notice of the election so to do, and in the event of such

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                                      12

          termination, the Lease shall terminate and the rent shall be adjusted as of the date of the occurrence of such damage.

14.02               NOTICE BY LESSEE

                    The Lessee shall give immediate notice to the Lessor in case of fire or accidents in the Leased Premises or in the building of which the premises are a part, of defects therein or in any fixtures or equipment, notwithstanding the fact that the Lessor may have no obligations with respect thereto.

14.03               NOTICE OF REPAIR AND RECONSTRUCTION

                    From and after the date upon which the Lessee is notified in writing by the Lessor that the Lessor's work of reconstruction and/or repair is completed, the Lessee shall forthwith complete all work required to fully restore the Leased Premises for business fully fixtured, stocked and staffed. The certificate of the Lessor's architect shall bind the parties hereto as to the state of tenantability of the Leased Premises and as to the date upon which the Lessor's work of reconstruction and/or repair is completed.

                           ARTICLE XV - EXPROPRIATION

15.01               EXPROPRIATION OF LEASED PREMISES

                    In the event that at any time during the term of this Lease:

(a)      The whole of the Leased Premises; or

(b) A part of the Leased Premises such that the remainder is unusable for the purpose for which this Lease has been made; or
shall be acquired or expropriated by any lawful expropriating authority, then, in such event, at the option of the Lessor or the Lessee this lease shall cease and terminate as of the date of title vesting in such authority. Irrespective of to whom the compensation for expropriation would otherwise be paid, it is agreed that the net amount received from such expropriation shall be apportioned and paid as follows:

(a) All compensation for improvements placed on the Leased Premises by the Lessee shall belong to and be paid to the Lessee.

(b) All other compensation for the value of the property taken shall belong to and be paid to the Lessor and/or its mortgage creditors.

(c) Each party shall be entitled to claim from the expropriating authority and to be paid and retained in full the amount which that party may receive as damages suffered from the cancellation of the present Lease for the balance of the term hereof or any renewal thereof, as well as any other damage to which that party alone is entitled in consequence of the expropriation.

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                                      13

15.02               PARTIAL EXPROPRIATION OF LEASED PREMISES

                    In the event of any other partial expropriation this Lease shall remain in full force and effect and the rental payable shall be reduced in proportion that any part of the Leased Premises expropriated bears the total area of the Leased Premises prior to the expropriation.

                      ARTICLE XVI - DEFAULT AND TERMINATION

16.01              RIGHT TO RE-ENTER

                    The tenancy granted by this Lease is expressly subject to the condition that if the Lessee fails to pay the rent or other charges required to be paid by the Lessee hereunder, or if the Lessee shall fail to observe, perform and keep any one or more of the covenants, provisions or stipulations to be observed, performed or kept by the Lessee hereunder, and if such failure shall continue for a period of twenty (20) days after notice to the Lessee of such failure, the Lessor may re-enter the Leased Premises, or any part thereof in the name of the whole, the same to have again, re-possess and enjoy as of its former estate, anything herein contained to the contrary notwithstanding. Upon such re-entry this lease shall thenceforth be terminated and of no further force or effect, and no payment or acceptance of rent subsequent to the events of default hereinbefore in this clause cited shall give the Lessee the right to continued occupancy of the Leased Premises, or in any way affect the rights of the Lessor therein, or have the effect of re-instating this Lease.

16.02 The Lessee covenants with the lessor, and it is a condition of this Lease that:

(a) If the term hereby granted or any of the goods or chattels on the Leased Premises are at any time repossessed, seized, or taken in execution or attachment by any creditor of the Lessee, whether under bill of sale, chattel mortgage, debenture, conditional sales contract, lien note, lease of personal property, or consignment contract and such seizure, execution or attachment has not been withdrawn, set aside, discharged or abandoned within fifteen (15) days after the happening thereof. OR

(b) If a writ of execution or replevin order issued against the goods or chattels or the Lessee and such writ has not been set aside or vacated within fifteen (15) days after the Lessee receives notice thereof. OR

(c) If the Lessor makes any assignment for the benefit of creditors, or becoming bankrupt or insolvent takes the benefit of, or becomes subject to, any statutes that may be in order relating to bankrupt or insolvent debtors. OR

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                                      14

(d) If any application or petition or certificate or order is made or granted for the winding up or dissolution of the Lessee, voluntarily or otherwise and if such application or petition or certificate has not been set aside within fifteen (15) days after the Lessee receives notice thereof. OR

(e) lf the Leased Premises at any time during the Lease term become vacant in consequence of their abandonment by the Lessee, or the removal of the Lessee by legal press for non-payment of rent1 breach of covenant or any other cause. OR

(f) If the Lessee unreasonably refuses within fifteen (15) days after notice in writing from the Lessor to rectify or correct any non-observance or non-performance of all and every of the covenants, provisions, stipulations and conditions contained in this Lease except in the event such rectification requires in excess of such fifteen (15) days' notice, in which event the time period shall be extended. OR

(g) If any insurance policy insuring the Leased Premises or the Lessor is cancelled by reason of the use an occupation of the Leased Premises or any part thereof, provided that the Lessor shall not be able to obtain other insurance to cover same at a reasonable cost. OR

(h) If the Lessee fails to move into or take possession of the Leased Premises and open for business as required by this Lease. OR

(i) If at any time during the term hereof, the Lessee or any other person removes or attempts to remove, without the consent in writing of the Lessor, any goods or chattels from the Leased Premises, save and except in the ordinary course of the Lessee's business, or in the course of replacement or renovations. OR

(1) In case the Leased Premises are used by any other person or for any other purpose than as herein provided without the written consent of the Lessor.

                    Then and in every such event the Lessor shall be entitled upon ten (10) days notice in writing to re-enter the Leased Premises, and upon such reentry, this Lease shall thenceforth be terminated, and be of no further force and effect, and no payment or acceptance of rent subsequent to the event of default hereinbefore in this clause cited shall give the Lessee the right to continued occupancy of the Leased Premises, or in any way affect the rights of the Lessor herein, or have the effect or reinstating this Lease.

                    Besides any other rights or remedies it may have, the Lessor may remove all persons and property from the Leased Premises and such property may be removed and stored for the account of the Lessee or sold for the account of the Lessee all without service of notice or resort to legal process and without being deemed guilty of trespass or becoming liable for any loss or damage which may be occasioned thereby.

16.03             DAMAGES

                  Should the Lessor at any time terminate this Lease for any breach; in addition to any other remedies it may have, it may recover from the Lessee all damages it may incur by reason of such breach, including the cost of recovering the Leased Premises, solicitor's fees on a solicitor/client scale, and including the worth at the time of such termination of the excess, if any, of the amount of rent and charges equivalent to rent reserved in this Lease for the remainder of the stated term of the then reasonable rental value of the Leased Premises for the remainder of the stated term, all of which amount shall be immediately due and payable from the Lessee to the Lessor. In any of the events referred to in Article 16.01 hereof, in addition to any and all other rights including the rights referred to in this Article and Article 16.01 hereof, the full amount of the current month's minimum rent and the next three
(3) months' minimum rent shall immediately become due and payable, and the Lessor may immediately distrain for the said, together with any arrears then unpaid.

16.04 Notwithstanding the provisions set out in this Article XVI and in addition to the remedy therein set out, if the Lessee fails to pay the rent, or other charges, or fails to observe, perform and keep any one or more of the covenants, provisions, or stipulations to be observed, performed, or kept by the Lessee, the Lessor may elect by notice in writing to the Lessee at the address set out in this Lease, one of the following courses of action.

(a) That the Lessor elects to do nothing to alter the relationship of the Lessee and the Lessor and insist on performance of the terms of the Lease and sue for rent and damages on the basis that the Lease continues in force. OR

(b) That the Lessor elects to terminate the Lease retaining the right to sue for rent accrued or for damages to the date of termination. OR

(c) That the Lessor advise the Lessee that the Lessor proposes to relet the premises on the Lessee's account and the Lessor will enter into possession of the premises on that basis. OR

(d) That the Lessor elects to terminate the Lease but with notice to the Lessee or whomsoever is liable for the default that damages will be claimed on the basis of a present recovery of damages for losing the benefit of the Lease for the unexpired term and will be claiming damages based on the present value of the unpaid future rent for the unexpired period of the Lease.

16.05 That in addition to the remedies in Article XVI, and the remedies set out in the paragraphs next proceeding, the Lessor may in his sole discretion elect to take proceedings for possession of the property, pursuant to Section 18 of the COMMERCIAL TENANCY ACT, R.S.B.C. 1979 and amendments thereto, or to any subsequent Act of like nature. Notice as hereinbefore set out of default performance of the covenants as set out in paragraph 16.011 or five (5) days notice of non-payment of rent1 shall be deemed to be sufficient notice for all purposes of proceedings under the said Section 18 and the following Sections of the COMMERCIAL TENANCY ACT, R.S.B.C. 1979, and amendments thereto.

                          ARTICLE XVII - RIGHT OF ENTRY

  17.01             RIGHT OF ENTRY

                    The Lessor or its agents shall have the right to enter the Leased Premises during normal business hours except where otherwise agreed to examine the same and to show them to prospective purchasers, lessees or mortgagees, and to enter the Leased Premises at times mutually agreed between the Lessor and the Lessee to make such repairs, as the Lessor may deem necessary for desirable, and the Lessor shall be allowed to take all material into and upon said premises that may be required therefor without the same constituting an eviction of the Lessee in whole or in part and the rent reserved shall in no way abate by reason of loss or interruption of business of the Lessee or otherwise while said repairs are being made. During the three (3) months prior to the expiration of the term of this Lease, the Lessor may place upon the premises the usual notice "To Let", or "For Sale", which notices the Lessee shall permit to remain thereon without molestation. The Lessor may at any time within three (3) months before the end of the term, under twenty four hours notice, enter the Leased Premises and bring others at all reasonable hours for the purposes of offering the Leased Premises for rent. If the Lessee shall not be personally present to open and permit an entry into the said premises, at any time, when for any reason an emergency pr apprehended emergency shall exist or be contemplated, the Lessor or its agent may enter the same, without rendering the Lessor or such agent liable therefor, and without in any manner affecting the obligations and covenants of this Lease. Nothing herein contained however, shall be deemed or construed to impose on the Lessor any obligation, responsibility or liability whatsoever, for the care, maintenance or repair of the Leased Premises or any part thereof except as otherwise herein specifically provided.

                       ARTICLE XVIII - ASSIGNMENT BY LESSOR

18.01 In the event of the sale or lease by the Lessor of the Leased Premises or the assignment by the Lessor of this Lease or any interest of the Lessor hereunder, and to the extent that such purchaser or assignee by agreement with the Lessee has assumed the covenants and obligations of the Lessor hereunder, the Lessor shall without further written agreement be freed and relieved of liability upon such covenants and obligations.

                                   ARTICLE XIX
                   STATUS STATEMENT. ATTORNMENT. SUBORDINATION

19.01              STATUS STATEMENT

                    within ten (10) days after request therefore by the Lessor, or in the event that upon any sale, assignment, lease or mortgage of the Leased Premises and/or the land thereunder by the Lessor, the Lessee agrees to deliver in a form supplied by the Lessor a certificate to any proposed mortgagee or purchaser, or to the Lessor certifying (if such be the case) that this Lease is in full force and effect and that there are no defences or setoffs thereto, or stating those claimed by the Lessee.

19.02              ATTORNMENT

                    So long as the Lessee's occupation and possession of the Leased Premises is not disturbed, the Lessee shall, in the event any proceedings are brought for the foreclosure of, or in the event of exercise of the power or sale under any mortgage made by the Lessor covering the Leased Premises, attorn to the mortgagee or the purchaser upon any such foreclosure or sale and recognize such mortgage or purchaser as Lessor under this Lease.

19.03              SUBORDINATION

                  Upon the request of the Lessor the Lessee will subordinate its rights hereunder to any mortgage or mortgages, or the lien resulting from any other method of financing or refinancing, nor or hereafter in force against the land and/or buildings of which the Leased Premises are a part or against any buildings hereafter placed upon the land of which the Leased Premises are a part, and to all advances made or hereafter to be made upon the security thereof.

                           ARTICLE XX - MISCELLANEOUS

20.01              NO TACIT RENEWAL

                    in the event the Lessee remains in possession of the Leased Premises after the end of the term hereof without the execution and delivery of a new lease, and the Lessor shall accept rent, there shall be no tacit renewal of this Lease and the term hereby granted, and the Lessee shall be deemed to be occupying the Leased Premises as a Lessee from month to month at a monthly rental payable in advance on the fifteenth (1st) day of each month equal to the sum of:

(a) One Hundred and Fifty Percent (150%) of the fixed minimum monthly rent payable during the last month of the term of the Lease. AND


(b)  A proportionate part of the additional rent.

and otherwise upon the same terms and conditions as are set forth in this Lease, so far as applicable to a monthly tenancy.

20.02              SUCCESSORS

                  All rights and liabilities herein given to, or imposed upon, the respective parties hereto shall extend to and bind the several respective heirs3 executors, administrators, successors and assigns of the said parties; and if there be more than one tenant, they shall all be bound jointly and severally by the terms, covenants, and agreements herein. No rights, however, shall enure to the benefit of any assignee of the Lessee unless the assignment to such assignee has been approved by the Lessor in writing as provided in
Section 12.01 hereof.

20.03              ENTIRE AGREEMENT

                  This Lease and schedules attached hereto and forming a part hereof, set forth all of the covenants, promises, conditions, agreements, or understandings, either oral, or written, between them other than herein set forth. Except as herein otherwise provided, no subsequent alteration, amendment, change or addition to the Lease shall be binding upon the Lessor or the Lessee unless reduced to writing and signed by them.

20.04              FORCE MAJEURE

                    Save as otherwise herein provided in the event that either party hereto shall be delayed or hindered in or prevented from the performance of any act required hereunder by reason of strikes, lock-outs, labour troubles, inability to procure materials, failure of power, restrictive governmental laws or regulations, riots, insurrection, war or other reason of a like nature not the fault of the party delayed in performing work or doing acts required under the terms of this Lease, then performance of such act shall be excused for a period of the delay and the period for the performance of any such act shall be extended for a period equivalent to the period of such delay.

20.05              NOTICES

                  Any notice, demand, request or other instrument which may be or is required to be given under this Lease, shall be delivered in person or sent by registered mail postage prepaid and shall be addressed to all of the following addresses:

(a)      to the Lessor at:

                  Mario's Pinocchio Ristorante Ltd.
                  3140 King George Highway
                  Surrey, B.C.
                  V4P 1A2

(b) to the Lessee at the address indicated on page 1 of this Lease.

or at such other address as the Lessor or the Lessee may designate by written notice. Any such notice, demand, request or consent shall be conclusively deemed to have been given or made on the day upon which such notice, demand, request or consent is delivered, or, if mailed, then on the third business date following the date of the mailing as the case may be, and either party may at any time give notice in writing to the other of an change of address of the party giving such notice and from and after the giving of such notice, the address therein specified shall be deemed to be the address of such party for the giving of notices hereunder.

20.06              SECTION AND ARTICLE NUMBERS

                  The section and article numbers appearing in this Lease are inserted only as a matter of convenience and in no way define, limit, construe or describe the scope or intent of such paragraphs and articles of this Lease nor in any way after this Lease.

20.07              GOVERNING LAW

                  This Lease shall be construed and governed by the laws of the Province of British Columbia.

20.08              Time shall be strictly of the essence herein.

20.09 The Lessor and the Lessee are agreed that nothing contained in this Lease nor any acts of the Lessor or the Lessee shall be deemed to create any relationship between the Lessor and the Lessee other than the relationship of Lessor and Lessee.

20.10 No condoning, excusing or overlooking by the Lessor or the Lessee of any default, breach or non-observance by the Lessee or the Lessor at any time or times in respect of any covenant, proviso or condition herein contained shall operate as a waiver of the Lessor's or the Lessee's right hereunder in respect of any continuing or subsequent default, breach or non-observance, or so as to defeat or affect in any way the rights of the Lessor or the Lessee herein in respect of any such continuing or subsequent default or breach, and no waiver shall be inferred from or implied by anything done or omitted by the Lessor or the Lessee save only expressed waiver in writing. All rights and remedies of the Lessor in this Lease contained shall be cumulative and not alternative.

20.11 This Lease shall enure to the benefit of and be binding upon the respective heirs, executors, successors, administrators and assigns of the parties hereto.

20.12             Arbitration

                  The Lessor and Lessee covenant and agree that in the case of any dispute between the Lessor and the Lessee during the term hereof as to any matter arising hereunder, either party shall be entitled to give to the other party notice of such dispute and demand, the parties shall appoint a single arbitrator to settle said dispute. In the event that the parties are unable to agree on the appointment of said arbitrator within five (5) days of said notice then each party shall at once each appoint a single arbitrator and such appointees shall jointly appoint a third. The decision of said single arbitrator or of a majority of the three arbitrators, in the event that they are required, shall be final and binding upon the parties1 hereto, who covenant one with the other that their disputes shall be so decided by arbitration alone and not by recourse to any court by action of law. The provisions of the COMMERCIAL ARBITRATION ACT, S.B.C. 1986, c.3 and all amendments thereto shall apply to any arbitration hereunder.

                  IN WITNESS WHEREOF the parties hereto have caused this Lease to be duly executed on the day and year first above written.

THE CORPORATE SEAL OF
MARIO'S PINOCCHIO RISTORANTE
LTD. was hereunto affixed in the
presence of:

/S/ Mario Cauduro                                                    G/S
------------------------------------
Authorized Signatory

THE CORPORATE SEAL OF
SOFTNET INDUSTRIES INC.
was hereunto affixed in the
presence of:

/S/ D. J. Slamko                                               C/S
------------------------------------
Authorized Signatory

                                  Schedule "A"

Basement Area

[DIAGRAM]